FOR GROWTH OF CAPITAL

Trend Fund

[PHOTO OF ILLUSTRATION FROM
 GROWTH CAPITAL BROCHURE]

service and guidance

professional management

goals

1999
Semi-Annual
Report

DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London

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for growth
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   2

                                                                 January 7, 1999

Dear Shareholder:

Stock market returns during the past six months have varied as much as night and day. This past summer brought stormy weather to the markets as overseas economic concerns spread turbulent conditions in the U.S. stock market. Asian markets faced continued uncertainty and Russia's currency declined steeply in value. Most of the world's major stock markets experienced their worst quarter in years during the third quarter of 1998, according to Bloomberg Business News. The Russell 2000 Growth Index, an index that tracks the performance of 2000 small U.S. companies, declined 32.89% between July 17th and October 8th. Trend Fund suffered along with the market.
   Brighter days followed, however, as the Federal Reserve Board lowered interest rates three times this past autumn, setting the stage for a dramatic October comeback for U.S. stocks. Small company stocks joined in the rally, gaining over 36% between their low on October 8, 1998 and December 31, 1998. Trend Fund provided a total return of +3.53% (for class A shares at net asset value with dividends reinvested) for the six-month period ended December 31, 1998. This performance was quite solid, substantially outpacing the average of the Fund's peers in the Lipper Small Cap Fund category.
   We were successful because the Fund focused on companies that were, in our opinion, well managed and showed above-average sales growth. Technology stocks showed promising results and we believe companies in this sector will continue to flourish. We believe small Internet companies and semi-conductor manufacturers present opportunities for future growth. On the following pages, Gerald S. Frey, your Fund's senior portfolio manager, will discuss in detail how Trend Fund performed since June.



CUMULATIVE/AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                Six Months Ended          January 1, 1989
                                December 31, 1998       to December 31, 1998
--------------------------------------------------------------------------------
Trend Fund A Class                    +3.53%                 +18.97%
--------------------------------------------------------------------------------
Russell 2000 Growth Index             -4.01%                 +11.54%
Lipper Small Cap Fund Average         -6.55%(695 funds)      +15.07% (70 funds)

All performance shown above assumes reinvestment of dividends and capital gains. Fund and Lipper performance is at net asset value without effect of sales charges. Performance for all Trend Fund classes can be found on page 8. The unmanaged Russell 2000 Growth Index is a measure of small company stocks. It is not possible to invest directly in any index.

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                                                                      for growth
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   For the past few years, mutual funds that invest in extremely large companies have provided robust returns for investors. Small company funds underperformed relative to their larger peers. Earnings expectations for these large companies continue to increase to such high levels that we believe these giants may not be able to keep up with earnings expectations. In our minds, the more expensive these large stocks become, the more attractive small company stocks look in comparison.

   Thank you for your continued confidence in Delaware Investments.

Sincerely,
/s/Jeffrey J. Nick
------------------
Jeffrey J. Nick

Chairman, President
and Chief Executive Officer
Delaware Investments Family of Funds

Jeffrey J. Nick Named Chairman
On December 17, 1998, Jeffrey J. Nick was named Chairman of the Delaware Investments Family of Funds. He replaces Wayne A. Stork who has retired as Chairman of the Board of Directors, but continues to serve as a Board Member. Mr. Nick was named President and Chief Executive Officer of Delaware Investments Family of Funds in October 1997. He has been CEO of Lincoln National Investment Companies since October 1996 and previously managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a Bachelor of Arts degree from Princeton University.


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   4

Portfolio Manager's Review

By GERALD S. FREY
Vice President and Senior Portfolio Manager
January 7, 1999

Financial markets took investors on a rollercoaster ride during the past six months. The Dow Jones Industrial Average rose and fell within a band of almost 2000 points. During the third quarter 1998, stocks suffered their worst price declines since 1987 (Source: Wall Street Journal). We witnessed increasing volatility, particularly in small cap markets. This provided a challenging backdrop for stock selection, especially in the small cap arena where Trend Fund invests.
   After a disastrous summer and early fall, we saw the market rebound with many investments bouncing back from the financial losses suffered during this time. Stocks reached their lowest point on October 8th. Since that date, Trend Fund's return has increased dramatically. Trend Fund's strategic focus on bottom-up stock selection allowed your Fund to preserve principal to a greater extent than its unmanaged benchmark, the Russell 2000 Growth Index (see page 2 for the six-month cumulative return comparison), during the whirlwind we experienced over the past six months.

Our team approach
Keeping a broad based portfolio is one of the best ways to promote stability during uncertain financial times. It is our opinion that diversification is essential in attempting to manage the increased risk related to individual companies in this volatile sector of the market. Trend Fund is consistently well-diversified across sectors including technology, retail, finance and health care. When selecting stocks, we look for the following characteristics:



NET ASSET MIX
--------------------------------------------------------------------------------
December 31, 1998


Banking Finance & Insurance                                     8.90%
Cable, Media & Publishing                                       9.20%
Computers & Technology                                         23.60%
Electronics & Electrical                                        7.80%
Healthcare & Pharmaceuticals                                    8.00%
Consumer Products                                               3.70%
Retail                                                         13.10%
Telecommunications                                              5.60%
Food, Beverage & Tobacco                                        2.00%
Chemicals                                                       2.60%
Paper & Forest Products                                         2.80%
Net Cash and Other Assets*                                     12.70%



*Other assets include Aerospace & Defense (.4%), Buildings & Materials (1.8%), Industrial Machinery (.8%), Leisure, Lodging & Entertainment (1.2%), and Miscellaneous (2.2%).
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                                                                          5

o Attractive sales and earnings prospects relative to their competition;

o Market leaders;

o Strong product cycles and innovative concepts; and

o Favorable industry trends.
We are interested in small, emerging companies that appear to have the ability to profit by changing and dominant industry trends. Investing in companies during the early phases of their growth cycle offers us the greatest opportunity for capital appreciation.
   Our six-member research team is organized so that each team member has primary responsibility for specific sectors. We believe our team approach is a successful way to uncover these attractive stocks for your portfolio.
   Finding attractive growth prospects isn't just a matter of reading a company's financial records. As we begin to research promising stocks, we evaluate the company by meeting with its executives, customers, competitors, and industry experts. We think that these interviews offer critical insight about the company that we might not find in financial statements or historical stock prices.
   We maintain a relationship with a company, after purchasing its stock, enabling us to remain aware as changes in the company environment become evident.

Strategic Positioning
Technology
Technology stocks performed well for Trend Fund during the period, as shown below. The technology area was our largest concentration of stocks and the best performing sector in your Fund's portfolio. We attribute strong performance in this area to our positions in companies like Micrel, which manufactures analog semiconductors for use in products ranging from computers to microwave ovens. In November 1998, worldwide sales of semiconductors increased to $11.4 billion, the highest level since December 1997 (Source: Semiconductor Industry Association). We continue to see strong profit margins for small companies operating in this arena, and we believe this industry will grow over the coming years.


RESULTS BY SECTOR
TREND FUND VS. RUSSELL 2000 GROWTH INDEX
--------------------------------------------------------------------------------
June 30, 1998 to December 31, 1998
Industry Group            Trend Fund Holdings        Russell 2000 Growth Index
--------------------------------------------------------------------------------
Technology                     +18.9%                          +6.9%
Business Services               +5.8%                          -0.9%
Consumer Goods*                 +5.4%                         -15.6%
Health Care                    +14.1%                          +7.7%
Consumer Services              +11.6%                          -8.5%
Financials                      -6.1%                          -7.9%

* Non-durable items such as food and clothing. Performance is based on prices of stock holdings and index components and does not include expenses. The sectors shown above represented more than 84% of Trend Fund's holdings as of December 31, 1998. For complete performance, see page 8.

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for growth
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   6

Gemstar International, a pioneer of enhanced TV and manufacturer of the VCR Plus(TM) system, continues to flourish as its stock price has increased four fold since we purchased it in January 1998. Gemstar International continues to look attractive as consumer demand for interactive TV and VCR products increases. This stock remains one of your Fund's top holdings.
   Although some technology sectors continue to grow, the software industry has not performed as well as we had hoped. As Year 2000 concerns mount and software companies use their resources to prevent a crisis, new developments in this industry have slowed.
   Sometimes, during the lifecycle of a successful company, short spurts of dramatic growth may be followed by periods of lesser success. Although the company may continue to perform favorably, we reap the most benefits by selling the stock at what we believe to be the pinnacle of the company's success. Such was the case with BMC Software, a provider of systems software solutions. During this period we sold a significant amount of our holdings of this company at an attractive profit.

Financials
Since June, some of the Fund's holdings in the financial sector have suffered in sympathy with overall weak performance in this sector. Financial stocks declined as nations like Indonesia and Russia experienced currency devaluations or corrections, causing many overseas loans to sour. As news of economic upheaval in emerging markets reached the U.S. economy, the financial sector in the U.S. weakened - due mostly, in the case of small banks, to fears of a global recession.

Health Care
Performance in the health care industry has been disappointing, prompting us to keep our holdings in this area low, compared to the Russell 2000 Growth Index. Government reforms in the health care arena have hurt profits in the service side of the industry - that is, hospital and hospital management companies. Some companies have managed to fare well in this environment, however and we continue to hold stock of both Sunrise Assisted Living and Coulter Pharmaceuticals.


TOP 10 HOLDINGS
--------------------------------------------------------------------------------
December 31, 1998
Company                    Main Product or Service           Share of Net Assets
--------------------------------------------------------------------------------
EMC                        Makes information storage devices        3.8%
Geotel Communications      Telecommunications                       3.4%
Applied Micro Circuits     Electronics                              3.0%
Staples                    Office product superstore                3.0%
Chancellor Media           Radio broadcaster                        2.9%
Gemstar International      Video programming                        2.9%
Consolidated Graphics      Commercial printing services             2.8%
Mettler-Toledo             Makes weighing instruments               2.6%
Ambac Financial Group      Municipal bond insurance                 2.6%
Sunrise Assisted Living    Owns/operates assisted
                           living facilities                        2.5%
--------------------------------------------------------------------------------
Total                                                              29.5%
--------------------------------------------------------------------------------
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                                                                           7

Retail
As consumer confidence and spending remain strong, so do retail company profits. We see enhanced potential for Staples, an office supply superstore. Staples recently initiated web-based distribution of its products. Linens `n Things, a housewares retailer, continues to prosper as new home sales hit a record high in 1998.
   Unemployment fell to 4.3% in December - a 28-year low. We believe robust consumer confidence, solid income, and job growth should continue to keep consumer spending at high levels.

Outlook
Looking forward to 1999, a number of indicators suggest that domestic markets will remain strong. Unemployment is at a 28-year low, new home sales have hit a record high and inflation rates continue to increase by nominal levels. This low inflation, along with a relatively strong economy and the Federal Reserve Board's willingness to supply liquidity to the economy has, in our opinion, created an attractive backdrop for small company stocks.
   We look at the coming year as a time to be cautiously optimistic. By focusing on high quality, small company stocks, we believe we will be in a strong position to reap the benefits of any market upswing.
   A historical review of the markets would show a number of periods when conditions were similar to those of today. Small company stocks are currently trading at a discount to large stocks and have been throughout the second half of 1998. We have seen this scenario a number of times during the past 25 years. These periods tend to be followed by a period of strong relative performance by small company stocks (Source: Goldman Sachs). Although past market activity does not ensure future results and we certainly can't predict it, we are optimistic as we have witnessed powerful rallies by small company stocks, often in environments similar to what we are now experiencing.


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
                                          December 31, 1998      June 30, 1998
--------------------------------------------------------------------------------
Number of Stocks                                  74                   93
Median Market Capitalization                $946 million          $661 million
Portfolio Turnover                                86%                 114%
Median Stock Price-To-Earnings Ratio              30x                  33x
Beta                                            1.14                 0.93

Price-To-Earnings (p/e) Ratio is based on a consensus of analysts' earnings estimates as reported by First Call. Beta is a measure of volatility relative to the S&P 500 Index based on monthly returns for the past three years. Beta of the S&P 500 Index equals 1.0. A number less than 1.0 means a security has fluctuated less in price than the S&P Index. A number more than 1.0 means the security has fluctuated more than the S&P Index.
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for growth
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   8

                       TREND FUND'S LONG-TERM PERFORMANCE
                         Growth of a $10,000 Investment
                      January 1, 1989 to December 31, 1998

                                                    Russell 2000
Period End               Trend Fund A Class         Growth Index
12/31/88                      $ 9,427                  $10,000
12/31/89                      $14,111                  $12,017
12/31/90                      $10,639                  $ 9,925
12/31/91                      $18,548                  $15,005
12/31/92                      $22,721                  $16,171
12/31/93                      $27,803                 $18,331
12/31/94                      $25,031                  $17,885
12/31/95                      $35,673                  $23,437
12/31/96                      $39,492                  $26,076
12/31/97                      $47,167                  $29,454
12/31/98                      $53,568                  $29,817
Total                         $53,568                  $29,817

Chart assumes $10,000 invested on January 1, 1989 and includes the effect of a 5.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.


TREND FUND PERFORMANCE
Average Annual Returns Through December 31, 1998
                               Lifetime   Ten Years    Five Years   One Year
Class A (Est. 10/3/68)
   Excluding Sales Charge       +9.73%     +18.97%      +14.01%     +13.57%
   Including Sales Charge       +9.51%     +18.27%      +12.67%      +7.05%
Class B (Est. 9/6/94)
   Excluding Sales Charge      +17.57%                              +12.76%
   Including Sales Charge      +17.30%                               +8.01%
Class C (Est. 11/29/95)
   Excluding Sales Charge      +14.83%                              +12.72%
   Including Sales Charge      +14.83%                              +11.77%


         Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results. B and C Class results excluding sales charge assume either contingent sales charges did not apply or the investment was not redeemed.

         Class A shares have a 5.75% front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

         Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

         Average annual total returns for the lifetime, ten-year, five-year, one-year periods and six-month cumulative return for the periods ended 12/31/98, for Trend Fund's Institutional Class were +9.78%, +19.15%, +14.29%, +13.84% and +3.64%, respectively. The institutional class was made available without sales charges only to certain eligible institutional accounts on 11/9/92; performance prior to that date was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge in effect since 6/1/92.

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                                                         for growth of capital 9
FINANCIAL STATEMENTS
DELAWARE GROUP TREND FUND, INC. -
STATEMENT OF NET ASSETS
DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        Number          Market
                                                       of Shares        Value
                                                       ---------        -----
 COMMON STOCK - 93.58%
 AEROSPACE & DEFENSE - 0.42%
 AAR .........................................          105,850     $  2,527,169
                                                                     -----------
                                                                       2,527,169
                                                                     -----------
 BANKING FINANCE & INSURANCE - 8.86%
 Ambac Financial Group .......................          257,400       15,492,263
 Blanch (E.W.) Holdings ......................           88,000        4,174,500
*Doral Financial .............................           61,500        1,376,063
 First American (Tennesse) ...................          314,500       13,955,938
 Metris ......................................          210,600       10,569,488
 Resource Asset Investment Trust .............          130,500        1,435,500
 Webster Financial ...........................          230,900        6,342,534
                                                                     -----------
                                                                      53,346,286
                                                                     -----------
 BUILDINGS & MATERIALS - 1.79%
*Comfort Systems USA .........................          433,900        7,755,963
*National Equipment Services .................          262,600        3,019,900
                                                                     -----------
                                                                      10,775,863
                                                                     -----------
 CABLE, MEDIA & PUBLISHING - 9.16%
*Chancellor Media Class A ....................          371,000       17,750,031
*Emmis Broadcasting ..........................          131,600        5,708,150
*Metro Networks ..............................           95,600        4,068,975
*Snyder Communications .......................          346,400       11,691,000
 TCA Cable TV ................................          106,800        3,808,088
*USA Networks ................................          366,808       12,139,052
                                                                     -----------
                                                                      55,165,296
                                                                     -----------
 CHEMICALS - 2.64%
*Mettler-Toledo International ................          566,000       15,883,375
                                                                     -----------
                                                                      15,883,375
                                                                     -----------
 COMPUTERS & TECHNOLOGY - 23.62%
*AnswerThink Consulting Group ................          198,300        5,329,313
*Aspect Development ..........................          175,500        7,842,656
*Bindview Development ........................          249,100        6,881,388
*Clarify .....................................           90,600        2,216,860
*EMC .........................................          272,200       23,137,000
*Fore Systems ................................          218,900        4,001,766
 Henry(Jack) & Associates ....................          232,900       11,615,888
*Hyperion Solutions ..........................           94,555        1,707,900
*Infospace.com ...............................           34,600        1,319,125
*Inso ........................................           50,600        1,268,163
*J.D. Edwards ................................          186,100        5,286,403
*Network Appliance ...........................          290,200       12,986,450
*NOVA ........................................          223,732        7,760,704
*Novellus Systems ............................          108,700        5,370,459
*PLATINUM Technology .........................          531,432       10,213,459
*Policy Management Systems ...................           37,900        1,913,950
*Softworks ...................................          182,400        1,293,900
*SPR .........................................          216,050        3,672,850
*SunGuard Data Systems .......................          380,300       15,093,156
*Veritas Software ............................          223,050       13,355,119
                                                                     -----------
                                                                     142,266,509
                                                                     -----------
--------------------------------------------------------------------------------
                                                        Number          Market
                                                       of Shares        Value
                                                       ---------        -----
 COMMON STOCK (Continued)
 CONSUMER PRODUCTS - 3.68%
 G&K Services ................................           92,100     $  4,892,813
*Gemstar International Group Limited .........          301,500       17,251,453
                                                                     -----------
                                                                      22,144,266
                                                                     -----------
 ELECTRONICS & ELECTRICAL - 7.78%
*Applied Micro Circuits ......................          531,200       18,060,800
*Dset ........................................          119,700        1,327,922
*Integrated Electrical Services ..............          143,800        3,199,550
*Micrel ......................................          230,200       12,718,550
*Protection One ..............................          505,200        4,325,775
*Teradyne ....................................          171,200        7,254,600
                                                                     -----------
                                                                      46,887,197
                                                                     -----------
 FOOD, BEVERAGE & TOBACCO - 1.98%
*Ruby Tuesday ................................          149,000        3,166,250
*The Cheesecake Factory ......................          296,100        8,781,216
                                                                     -----------
                                                                      11,947,466
                                                                     -----------
 HEALTHCARE & PHARMACEUTICALS - 7.95%
*Alternative Living Services .................          187,400        6,418,450
*Brookdale Living Communities ................          494,900        9,464,963
*Coulter Pharmaceuticals .....................          144,100        4,291,478
*Health Information Services .................          183,400        3,541,913
*Renal Care Group ............................          155,925        4,521,825
*Sunrise Assisted Living .....................          296,300       15,315,006
*Trigon Healthcare ...........................          116,200        4,335,713
                                                                     -----------
                                                                      47,889,348
                                                                     -----------
 INDUSTRIAL MACHINERY - 0.80%
*Spinnaker Industries Common .................          135,628        2,373,490
*Spinnaker Industries Class A ................          135,500        2,439,000
                                                                     -----------
                                                                       4,812,490
                                                                     -----------
 LEISURE, LOGING & ENTERTAINMENT - 1.22%
*Dave & Buster's .............................          264,200        6,068,344
*Extended Stay America .......................          125,200        1,314,600
                                                                     -----------
                                                                       7,382,944
                                                                     -----------
 PAPER & FOREST PRODUCTS - 2.80%
*Consolidated Graphics .......................          249,200       16,836,575
                                                                     -----------
                                                                      16,836,575
                                                                     -----------
 RETAIL - 13.06%
*Cost Plus ...................................          339,600       10,633,725
*Dollar Tree Stores ..........................          275,450       12,025,114
*Hibbett Sporting Goods ......................          213,500        5,164,031
*Linens `n Things ............................          330,900       13,111,913
*MSC Industrial Direct Class A ...............          143,200        3,239,900
+Schultz Sav-O Stores ........................          401,500        6,700,031
*Sonic .......................................          249,900        5,997,600
*Staples .....................................          408,400       17,854,738
*Wilmar Industries ...........................          192,800        3,910,225
                                                                     -----------
                                                                      78,637,277
                                                                     -----------

10 for growth of capital

--------------------------------------------------------------------------------
                                                        Number          Market
                                                      of Shares         Value
                                                      ---------         -----
 COMMON STOCK (Continued)
 TELECOMMUNICATIONS - 5.62%
*Aware .......................................           79,300     $  2,158,447
*Genesys Telecommunication Laboratories ......          139,500        3,156,188
*GeoTel Communications .......................          545,400       20,247,975
*Nextlink Communications Class A .............          214,700        6,145,788
*Star Telecommunications .....................          176,300        2,154,166
                                                                     -----------
                                                                      33,862,564
                                                                     -----------
 MISCELLANEOUS - 2.20%
*Profit Recovery Group .......................          353,300       13,270,831
                                                                     -----------
                                                                      13,270,831
                                                                     -----------
 Total Common Stock
 (cost of $366,444,845) ......................                       563,635,456
                                                                     -----------

                                                    Principal
                                                      Amount
REPURCHASE AGREEMENTS - 5.63%
With Chase Manhattan 4.50% 1/4/99
 (dated 12/31/98, collateralized
 by $8,738,000 U.S. Treasury Notes
 7.875% due 8/15/01, market value
 $9,694,151)...................................    $  9,499,000        9,499,000
 With J.P. Morgan 4.75% 104/99
 (dated 12/31/98, collateralized by
 $12,116,000 U.S. Treasury Notes
 5.75% due 10/31/00, market
 value $12,462,741) ..........................       12,205,000       12,205,000
 With PaineWebber 4.85% 1/4/99
 (dated 12/31/98, collateralized by
 $2,655,000 U.S. Treasury Notes 7.75%
 due 12/31/99, market value $2,736,860
 and $3,713,000 U.S. Treasury Notes 7.75%
 due 1/31/00, market value $3,954,340
 and $3,728,000 U.S. Treasury Notes 6.25%
 due 8/31/00, market value $3,903,447
 and $1,777,000 U.S. Treasury Notes 6.50%
 due 5/31/01, market value $1,861,922) .......       12,205,000       12,205,000
                                                                     -----------
 Total Repurchase Agreements
 (cost $33,909,000) ..........................                        33,909,000
                                                                      ==========

--------------------------------------------------------------------------------
                                                                          Market
                                                                           Value
                                                                           -----
TOTAL MARKET VALUE OF SECURITIES - 99.21%
 (cost $400,353,845) .......................................        $597,544,456
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 0.79% ................................           4,738,799
                                                                    ------------
NET ASSETS APPLICABLE TO
 37,106,406 SHARES ($0.50 PAR VALUE)
 OUTSTANDING - 100.00% .....................................        $602,283,255
                                                                    ============

NET ASSET VALUE - TREND FUND A CLASS
 ($453,910,465/27,856,304 shares) ..........................        $      16.29
                                                                           =====
NET ASSET VALUE - TREND FUND B CLASS
 ($73,594,549/4,710,823 shares) ............................        $      15.62
                                                                           =====
NET ASSET VALUE - TREND FUND C CLASS
 ($15,213,142/960,717 shares) ..............................        $      15.84
                                                                           =====
NET ASSET VALUE - TREND FUND
 INSTITUTIONAL CLASS ($59,565,099/3,578,562 shares) ........        $      16.64
                                                                           =====

---------------
*Non-incoming producing securities
+Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.50 par value, 500,000,000 shares
 authorized to the Fund with 125,000,000 shares allocated .....   $ 426,957,972
Accumulated net investment loss ...............................      (2,116,111)
Accumulated net realized loss on investments ..................     (19,749,217)
Net unrealized appreciation of investments ....................     197,190,611
                                                                  -------------
Total net assets ..............................................   $ 602,283,255
                                                                  -------------

NET ASSET VALUE AND OFFERING PRICE PER SHARE
 - TREND FUND A CLASS
Net asset value (A) ..................................        $16.29
Sales charge (5.75% of offering price of 6.08%........
 of the amount invested per share) (B)................          0.99
                                                              ------
Offering price........................................        $17.28
                                                              ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes
                                                        for growth of capital 11



DELAWARE GROUP EQUITY FUNDS III, INC. -
TREND FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1998
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ..........................................  $1,040,374
Dividends .........................................     977,825      $2,018,199
                                                     ----------
EXPENSES:
Management fees ...................................   2,026,173
Distribution expense ..............................     994,506
Dividend disbursing and transfer agent
   fees and expenses ..............................     819,720
Accounting and administration .....................     127,691
Reports and statements to shareholders ............      64,950
Registration fees .................................      32,700
Taxes (other than taxes on income) ................      22,299
Professional fees .................................      15,000
Custodian fees ....................................       8,496
Directors' fees ...................................       8,354
Other .............................................      14,421
                                                     ----------
                                                                      4,134,310
                                                                    -----------
NET INVESTMENT LOSS ...............................                  (2,116,111)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments ..................                 (11,121,808)
Net change in unrealized appreciation
   of investments .................................                  37,590,200
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS: ................................                  26,468,392
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................................                 $24,352,281
                                                                    ===========

                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS III, INC. -
TREND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      SIX MONTHS
                                                   ENDED 12/31/98   YEAR ENDED
                                                     (UNAUDITED)      6/30/98
                                                   -----------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss .............................  $ (2,116,111)   $ (5,024,761)
Net realized gain (loss) on investments .........   (11,121,808)    114,261,594
Net change in unrealized appreciation
   of investments ...............................    37,590,200      38,430,492
                                                   ------------    ------------
Net increase in net assets resulting
   from operations ..............................    24,352,281     147,667,325
                                                   ------------    ------------
DISTRIBUTION TO SHAREHOLDERS FROM NET
   REALIZED GAIN ON INVESTMENTS:
   A Class ......................................   (63,041,468)    (52,530,445)
   B Class ......................................   (10,391,839)     (7,025,698)
   C Class ......................................    (2,060,334)     (1,412,695)
   Institutional Class ..........................    (7,688,043)    (12,847,164)
                                                   ------------    ------------
                                                    (83,181,684)    (73,816,002)
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ......................................   428,418,574   1,483,621,973
   B Class ......................................     8,066,075      17,205,955
   C Class ......................................     4,220,567      10,917,442
   Institutional Class ..........................    13,061,497      83,515,986
Net asset value of shares issued upon
   reinvestment of distributions from net
   realized gain on investments:
   A Class ......................................    59,761,045      49,569,183
   B Class ......................................     9,305,326       6,576,691
   C Class ......................................     1,973,688       1,382,403
   Institutional Class ..........................     7,688,043      12,837,201
                                                   ------------    ------------
                                                    532,494,815   1,665,626,834
                                                   ------------    ------------
Cost of shares repurchased:
   A Class ......................................  (459,580,366) (1,552,284,567)
   B Class ......................................    (7,153,873)    (13,571,551)
   C Class ......................................    (3,897,640     (10,756,253)
   Institutional Class ..........................   (16,906,517)   (161,861,839)
                                                   ------------    ------------
                                                   (487,538,396) (1,738,474,210)
                                                   ------------    ------------
Increase (decrease) in net assets derived
   from capital share transactions ..............    44,956,419     (72,847,376)
                                                   ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS ...........   (13,872,984)      1,003,947

NET ASSETS:
Beginning of year ...............................   616,156,239     615,152,292
                                                   ------------    ------------
End of period ...................................  $602,283,255    $616,156,239
                                                   ============    ============
                             See accompanying notes

12 for growth of capital

DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                TREND FUND A CLASS
                                                             -----------------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED                            YEAR ENDED
                                                             12/31/98(4)  6/30/98      6/30/97     6/30/96      6/30/95     6/30/94
                                                             (UNAUDITED)
Net asset value, beginning of period ......................    $18.550    $16.730      $18.160     $14.210      $12.210     $13.980

Income (loss) from investment operations:
   Net investment loss(1) .................................    (0.0520)    (0.126)      (0.075)     (0.127)      (0.074)     (0.042)
   Net realized and unrealized
     gain on investments ..................................     0.3920      3.886        0.155       4.977        2.864       0.212
                                                               -------    -------      -------     -------      -------     -------
   Total from investment operations .......................     0.3400      3.760        0.080       4.850        2.790       0.170
                                                               -------    -------      -------     -------      -------     -------
Less distributions:
   Distributions from net realized
     gain on investments ..................................      (2.60)    (1.940)      (1.510)     (0.900)      (0.790)     (1.940)
                                                               -------    -------      -------     -------      -------     -------
   Total distributions ....................................      (2.60)    (1.940)      (1.510)     (0.900)      (0.790)     (1.940)
                                                               -------    -------      -------     -------      -------     -------

Net asset value, end of period ............................    $16.290    $18.550      $16.730     $18.160      $14.210     $12.210
                                                               =======    =======      =======     =======      =======     =======
Total return(2) ...........................................      3.53%     23.97%        1.67%      35.53%       24.40%       0.59%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $453,910   $469,152     $428,309    $497,188     $318,933    $253,964
   Ratio of expenses to average net assets ................      1.43%      1.34%        1.34%       1.31%        1.36%       1.37%
   Ratio of net investment income
     to average net assets ................................     (0.69%)    (0.70%)      (0.47%)     (0.79%)      (0.58%)     (0.72%)
   Portfolio turnover .....................................        86%       114%         115%         90%          64%         67%

                                                                                   TREND FUND B CLASS
                                                          ----------------------------------------------------------------
                                                             SIX MONTHS                                          PERIOD
                                                               ENDED                  YEAR ENDED              9/6/94 TO(3)
                                                            12/31/98(4)   6/30/98      6/30/97     6/30/96      6/30/95
                                                            (UNAUDITED)
Net asset value, beginning of period                          $17.960     $16.370      $17.920     $14.130      $12.110

Income (loss) from investment operations:
   Net investment loss(1) .................................    (0.105)     (0.252)      (0.189)     (0.248)      (0.142)
   Net realized and unrealized gain on investments ........     0.365       3.782        0.149       4.938        2.162
                                                              -------     -------      -------     -------      -------
   Total from investment operations .......................     0.260       3.530       (0.040)      4.690        2.020
                                                              -------     -------      -------     -------      -------
Less distributions:
   Distributions from net realized gain on investments ....     (2.60)     (1.940)      (1.510)     (0.900)        none
                                                              -------     -------      -------     -------      -------
   Total distributions ....................................     (2.60)     (1.940)      (1.510)     (0.900)        none
                                                              -------     -------      -------     -------      -------

Net asset value, end of period ............................   $15.620     $17.960      $16.370     $17.920      $14.130
                                                              =======     =======      =======     =======      =======
Total return(2) ...........................................     3.16%      23.09%        0.96%      34.55%       16.68%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $73,595     $71,470      $55,047     $35,090       $5,175
   Ratio of expenses to average net assets ................     2.16%       2.09%        2.09%       2.06%        2.12%
   Ratio of net investment income to average net assets ...    (1.42%)     (1.45%)      (1.25%)     (1.54%)      (1.34%)
   Portfolio turnover .....................................       86%        114%         115%         90%          64%

--------------------
(1) Years ended 1995, 1996, 1997, 1998 and for the six months ended December 31, 1998 per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Date of initial public offering: ratios have been annualized and total returns have not been annualized.
(4) Ratios have been annualized and total return has not been annualized.

    See accompanying notes
                                                        for growth of capital 13

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         TREND FUND C CLASS
                                                          ----------------------------------------------------------------
                                                             SIX MONTHS                                         PERIOD
                                                               ENDED         YEAR ENDED                    11/29/95 TO(3)
                                                            12/31/98(4)       6/30/98          6/30/97         6/30/96
                                                            (UNAUDITED)
Net asset value, beginning of period ......................   $18.170         $16.540          $18.090         $15.460

Income (loss) from investment operations:
   Net investment loss(1) .................................    (0.105)         (0.255)          (0.197)         (0.253)
   Net realized and unrealized gain on investments ........     0.375           3.825            0.157           3.233
                                                              -------         -------          -------          ------
   Total from investment operations .......................     0.270           3.570           (0.040)          2.980
                                                              -------         -------          -------          ------

Less distributions:
   Distributions from net realized gain on investments ....     (2.60)         (1.940)          (1.510)         (0.350)
                                                              -------         -------          -------          ------
   Total distributions ....................................     (2.60)         (1.940)          (1.510)         (0.350)
                                                              -------         -------          -------          ------
   Net asset value, end of period .........................   $15.840         $18.170          $16.540         $18.090
                                                              =======         =======          =======         =======

Total return(2) ...........................................     3.11%          23.09%            0.95%          19.66%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $15,213         $14,259          $11,447          $6,359
   Ratio of expenses to average net assets ................     2.16%           2.09%            2.09%           2.06%
   Ratio of net investment income to average net assets ...    (1.42%)         (1.45%)          (1.28%)         (1.54%)
   Portfolio turnover .....................................       86%            114%             115%             90%

                                                                                    TREND FUND INSTITUTIONAL CLASS
                                                           -------------------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED                            YEAR ENDED
                                                            12/31/98(4)   6/30/98      6/30/97     6/30/96      6/30/95     6/30/94
                                                            (UNAUDITED)
Net asset value, beginning of period ......................   $18.870     $16.950      $18.330     $14.300      $12.250     $13.990

Income (loss) from investment operations:
   Net investment loss(1) .................................    (0.032)     (0.082)      (0.034)     (0.087)      (0.044)     (0.002)
   Net realized and unrealized
     gain on investments ..................................     0.402       3.942        0.164       5.017        2.884       0.202
                                                              -------     -------      -------     -------      -------     -------
   Total from investment operations .......................     0.370       3.860        0.130       4.930        2.840       0.200
                                                              -------     -------      -------     -------      -------     -------
Less distributions:
   Distributions from net realized
     gain on investments ..................................     (2.60)     (1.940)      (1.510)     (0.900)      (0.790)     (1.940)
                                                              -------     -------      -------     -------      -------     -------
   Total distributions ....................................     (2.60)     (1.940)      (1.510)     (0.900)      (0.790)     (1.940)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period ............................   $16.640     $18.870      $16.950     $18.330      $14.300     $12.250
                                                              =======     =======      =======     =======      =======     =======
Total return ..............................................     3.64%      24.35%        1.94%      35.88%       24.74%       0.83%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ........................................   $59,565     $61,275     $120,319    $150,695      $55,437     $13,499
   Ratio of expenses to average net assets ................     1.16%       1.09%        1.08%       1.06%        1.12%       1.15%
   Ratio of net investment income
     to average net assets ................................    (0.42%)     (0.45%)      (0.21%)     (0.54%)      (0.34%)     (0.50%)
   Portfolio turnover .....................................       86%        114%         115%         90%          64%         67%

(1) Years ended 1995, 1996, 1997, 1998 and for the six months ended December 31, 1998 per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Date of initial public offering: ratios have been annualized and total returns have not been annualized.
(4) Ratios have been annualized and total return has not been annualized.

    See accompanying notes

14 for growth of capital

DELAWARE GROUP EQUITY FUNDS III, INC. - TREND FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
(UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Equity Funds III, Inc. - Trend Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Trend Fund A Class carries a front-end sales charge of 5.75%. The Trend Fund B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Fund's objective is to provide long term capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income and capital gains, if any, semi-annually.

Certain expenses of the Funds are paid through soft dollar arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee of 0.75% of average net assets, which is calculated daily on the net assets, less the fees paid to the unaffiliated directors. At December 31, 1998, the Fund had a liability for investment management fees and other expenses payable to DMC of $81,458.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At December 31, 1998 the Fund had a liability for such fees and other expenses payable to DSC of $55,661.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At December 31, 1998 the Fund had a liability for such fees payable to DDLP of $115.

For the period ended December 31, 1998, DDLP earned $60,545 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the period ended December 31, 1998, the Fund made purchases of $223,151,572 and sales of $257,705,389 of investment securities other than U.S. government securities and temporary cash investments.

At December 31, 1998, net unrealized appreciation for federal income tax purposes aggregated $196,845,614 of which $205,119,755 related to unrealized appreciation of securities and $8,274,141 related to unrealized depreciation of securities. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $400,698,842.

                                                        for growth of capital 15

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                                        SIX MONTHS      YEAR
                                                          ENDED         ENDED
                                                         12/31/98      6/30/98
                                                       ----------    ----------
Shares sold:
   A Class .........................................   29,226,202    85,939,344
   B Class .........................................      575,690     1,005,828
   C Class .........................................      306,777       636,820
   Institutional Class .............................      867,589     4,600,325

Shares issued upon reinvestment of
   distributions from net realized gain
   on investments:
   A Class .........................................    4,112,939     2,957,167
   B Class .........................................      666,093       402,299
   C Class .........................................      139,286        83,604
   Institutional Class .............................      518,412       755,277
                                                       ----------    ----------
                                                       36,412,988    96,380,664
                                                       ----------    ----------
Shares repurchased:
   A Class .........................................  (30,770,293)  (89,203,065)
   B Class .........................................     (509,455)     (792,064)
   C Class .........................................     (270,034)     (629,680)
   Institutional Class .............................   (1,054,877)   (9,205,605)
                                                       ----------    ----------
                                                      (32,604,659)  (99,830,414)
                                                       ----------    ----------

Net Increase (Decrease) ............................    3,808,329    (3,449,750)
                                                       ==========    ==========
5. Lines of Credit
The Fund has a committed line of credit for $ 24.3 million. No amount was outstanding at December 31, 1998, or at any time during the fiscal year.

6. Market and Credit Risk
The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF TREND FUND SHAREHOLDERS, BUT IT MAY BE USED WITH prospective investors when preceded or accompanied by a current Prospectus for Trend Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware Investment Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(photo of globes)

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Printed in the USA
on recycled paper

SA-003[12/98] PP2/99
(1426)